UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018
  ____________________________________
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Main Street, 4th Floor Lynchburg, Virginia		24504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (980) 365-4300
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by BWX Technologies, Inc. (“BWXT” or the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2018, Joseph G. Henry, President of BWXT Nuclear Operations Group, Inc. (“BWXT NOG”), a subsidiary of the Company, announced his intention to retire.

On May 9, 2018, Joel W. Duling (age 55) was appointed President of BWXT NOG, effective June 22, 2018. Mr. Duling has served as President of Nuclear Fuel Services, Inc., a subsidiary of the Company, since 2014. A copy of the Company’s press release, dated May 10, 2018, is attached hereto and incorporated herein as Exhibit 99.1.

In connection with his appointment as President of BWXT NOG, Mr. Duling will receive an annual base salary of $450,000 and participate in the Company’s Executive Incentive Compensation Plan with a total annual cash target bonus opportunity of 65% of his base salary, effective May 1, 2018. He also received a one-time promotional long-term equity award of performance restricted stock units (60%) and restricted stock units (40%) with an award value equal to $300,000, which is subject to the terms and conditions of the applicable grant agreements and the Company’s 2010 Long-Term Incentive Plan, as amended. Mr. Duling will be offered the opportunity to enter into a new change in control agreement with the Company providing for a cash severance upon a qualifying termination following a change in control (as defined in the change in control agreement) equal to two times (2x) the sum of his base salary and target bonus, subject to non-competition and non-solicitation provisions for two years. A copy of the form of change in control agreement is attached as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018. In addition, Mr. Duling will be eligible to receive benefits under the Company’s relocation plan. Additional information about these and other benefit plans and programs generally available to the Company’s executive officers is included in the Company’s 2018 Proxy Statement for the annual meeting of stockholders filed with the SEC on March 23, 2018.

Additionally, there are no arrangements or understandings between Mr. Duling and any other person pursuant to which he was appointed to his position, nor does he have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K.

As previously disclosed by the Company in a Current Report on Form 8-K filed with the SEC on March 12, 2018, James D. Canafax, Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, notified the Company of his intention to resign his position, which became effective May 8, 2018. Ronald O. Whitford, Jr., Deputy General Counsel, Corporate Governance, Securities and Compliance, and Assistant Secretary will serve as the Acting General Counsel and Secretary until a permanent successor is named.

The Company cautions that this report contains forward-looking statements, including, without limitation, statements relating to the planned transition of the BWXT NOG’s President and the Company’s General Counsel. These forward-looking statements involve a number of risks and uncertainties, including, among other things, unforeseen personnel changes, changes in our business plan or the industries in which we operate. If one or more of these or other risks materialize, actual results may vary materially from those expected. For a more complete discussion of these and other risk factors, please see our annual report on Form 10-K for the year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated May 10, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Jason S. Kerr
Jason S. Kerr
Vice President and Chief Accounting Officer
Date: May 10, 2018